PROSPECTUS SUPPLEMENT	March 31, 2023

Summary Prospectus Supplement

March 31, 2023

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2022, and should be read in conjunction with such Summary Prospectus.

Effective April 1, 2023, Christopher Grogan, CFA, Director of Investment Consulting and Portfolio Manager of the Adviser, will replace Dolores S. Bamford, CFA, as a Portfolio Manager of the Eventide Core Bond Fund. Accordingly, the following information replaces the section in the Fund’s Summary prospectus entitled “FUND SUMMARY/ Eventide Core Bond Fund – Portfolio Managers”:

Portfolio Managers: Christopher Grogan, CFA, Director of Investment Consulting and Portfolio Manager of the Adviser, serves as a Co-Portfolio Manager of the Fund. Mr. Grogan has served the Fund in this capacity since April 2023. Mr. Grogan provides oversight of the Sub-Adviser. The Sub-Adviser manages assets of the Fund at the direction of the Adviser.

David M. Dirk, CFA, Director of Portfolio Management and Trading of the Sub-Adviser, has served as a Co-Portfolio Manager of the Fund since May 2020.

Mr. Grogan and Mr. Dirk are jointly and primarily responsible for the day-to-day management of the Fund.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.